EXECUTION COPY

                            ADMINISTRATION AGREEMENT

     This Administration Agreement, dated as of December 19, 2002, is made by and between Atlantic City Electric Transition Funding LLC, a Delaware limited liability company (together with any successor thereto permitted under the Indenture, as hereinafter defined, the "Issuer"), and PHI Service Company, a Delaware corporation, as Administrator (together with its permitted successors or assigns as administrator hereunder, the "Administrator").

                                    RECITALS

     A. WHEREAS, the Issuer is issuing the Transition Bonds pursuant to an indenture dated as of the date hereof between the Issuer and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee") (as such indenture is amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Indenture"; capitalized terms used herein and not defined herein shall have the meanings assigned such terms in the Indenture);

     B. WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Transition Bonds, including (i) a Bondable Transition Property Sale Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Sale Agreement"), between the Issuer and Atlantic City Electric Company, a New Jersey corporation ("ACE"), as Seller (in such capacity, the "Seller"), (ii) a Bondable Transition Property Servicing Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Servicing Agreement"), between the Issuer and ACE, as Servicer (in such capacity, together with its successors and assigns permitted under the Servicing Agreement, the "Servicer"), (iii) an Underwriting Agreement, dated as of December 11, 2002 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Underwriting Agreement"), among the Issuer, ACE and the Underwriters named therein, and (iv) the Indenture (together with the Sale Agreement and the Servicing Agreement, the "Related Agreements");

     C. WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with the Transition Bonds and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and to maintain its existence and comply with applicable laws;

     D. WHEREAS, the Issuer has no employees and does not intend to hire any employees, and consequently desires to have the Administrator perform certain duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

     E. WHEREAS, the Administrator has the capacity to provide the services and the facilities required hereby and is willing to perform such services and provide such facilities for the Issuer on the terms set forth herein;


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     F. NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.

                             Duties of Administrator

     Section 1.01 Appointment of Administrator; Acceptance of Appointment. The Issuer hereby appoints the Administrator, and the Administrator hereby accepts such appointment, to perform the Administrator's obligations pursuant to this Agreement on behalf of and for the benefit of the Issuer in accordance with the terms of this Agreement and applicable law.

     Section 1.02 Duties with Respect to the Related Agreements.

     (a) The Administrator agrees to perform all its duties as Administrator hereunder in accordance with the terms of this Agreement and applicable law. In addition, the Administrator shall consult with the Issuer regarding the Issuer's duties under the Related Agreements. Unless otherwise notified in writing by the Issuer, the Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file, obtain or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Indenture including without limitation such of the foregoing as are required with respect to the following matters under the Indenture (references hereinafter in this Section 1.02(a) being to sections of the Indenture):

          (1) the preparation of or obtaining of the Transition Bonds and or any other Issuer documents and instruments required for authentication of the Transition Bonds, if any, and delivery of the same to the Trustee or other authenticating agent for authentication (Sections 2.02 and 2.10);

          (2) the duty to cause the Transition Bond Register to be kept and, during any period of time when the Trustee is not the Transition Bond Registrar, to give the Trustee (and any transfer, paying or listing agent of the Issuer appointed pursuant to Section 3.02(b)) prompt written notice of any appointment of a new Transition Bond Registrar and the location, or change in location, of the Register (Section 2.05);

          (3) the fixing or causing to be fixed of any special record date and the notification of each affected Holder of Transition Bonds with respect to special record dates, payment dates, and the amount of defaulted interest (plus interest on such defaulted interest) to be paid, if any (Section 2.08(c));

          (4) the duty to cause any newly appointed Paying Agent (other than the Trustee, including without limitation any paying agent appointed pursuant to Section 3.02(b)) to deliver to the Trustee the instrument specified in the Indenture regarding its agreement with the Trustee (Section 3.03(b));


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          (5) the direction to any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent (Section 3.03(c));

          (6) the preparation and filing of all documents and instruments necessary to maintain the Issuer's existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless the Issuer becomes, or any successor Issuer under the Indenture is or becomes, organized under the laws of any other state or of the United States of America, in which case the Administrator shall prepare and file all documents and instruments necessary to maintain such Issuer's existence, rights and franchises under the laws of such other jurisdiction) (Section 3.04);

          (7) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Transition Bonds, the Collateral and each other instrument or agreement included in the Collateral (Section 3.04);

          (8) the preparation of all supplements and amendments to the Indenture, filings with the BPU pursuant to the Competition Act, financing statements and continuation statements under the New Jersey UCC and Delaware UCC, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to maintain and preserve the Grant, Lien and security interest (and priority thereof) of the Indenture and to protect the rights of the Transition Bondholders in the Collateral (Section 3.05);

          (9) the obtaining of Issuer Opinions of Counsel as to the Collateral and the delivery thereof on or before March 31 of each year in which any Transition Bonds are outstanding (Section 3.06);

          (10) the identification to the Trustee in an Issuer Officer's Certificate of any Person (other than the Administrator and the Servicer) with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

          (11) the annual preparation and delivery of an Issuer Officer's Certificate to the Trustee, within 120 days after the end of each fiscal year of the Issuer (which will end December 31 of each year unless the Issuer otherwise determines), as to compliance with conditions and covenants under the Indenture (Section 3.09);

          (12) the preparation or obtaining of any documents or instruments required for the release of the Issuer from its obligations under the Indenture (Sections 3.10 and 3.11);.

          (13) written notice in the form of an Issuer Officer's Certificate of any Default or Event of Default under the Indenture or any other Basic Documents, its status and what action is being taken or proposed to be taken with respect thereto within five Business Days after the occurrence thereof, to the Trustee, the Rating Agencies and any agent appointed pursuant to Section 3.02(b) (Section 3.17);


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          (14) if the Administrator has actual knowledge of the occurrence of a
     Servicer Default under the Servicing Agreement or an event of default, termination event or downgrade event under any Hedge Agreement or Interest Rate Swap Agreement, prompt written notice thereof to the Trustee and the Rating Agencies, specifying what action, if any, is being taken with respect to such default or other event (3.20(g)),

          (15) in the case of a Servicer Default arising from the failure of the Servicer to perform obligations under the Servicing Agreement, cause the Issuer to take all reasonable steps available to it to remedy the failure (3.20(h)),

          (16) the preparation of or obtaining of an Issuer Officer's Certificate, an Issuer Opinion of Counsel and an accountant's certificate relating to the satisfaction and discharge of the Indenture (Section 4.01(a));

          (17) the preparation of or obtaining of an Issuer Officer's Certificate, an Issuer Opinion of Counsel and an accountant's certificate relating to the exercise of the Legal Defeasance Option or the Covenant Defeasance Option (Section 4.02);

          (18) during any period when the Trustee is not the Transition Bond Registrar, the furnishing to the Trustee of lists of the names and addresses of Transition Bondholders (Section 7.01);

          (19) to the extent not required to be performed by the Servicer, the preparation and, after execution by the Issuer, the filing with the Commission and the Trustee (and, if required, any listing agent appointed pursuant to Section 3.02(b)) of annual reports and of the information, documents and other reports, required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and the transmission of such summaries, as necessary, to the Trustee (Section 7.03);

          (20) the furnishing to the Trustee and to each stock exchange on which the Transition Bonds are listed (if required by the rules of such exchange) of a copy of each report mailed to Transition Bondholders, and notice to the Trustee of any stock exchange on which the Transition Bonds are listed (Section 7.04);

          (21) the opening of one or more segregated trust accounts in the Trustee's name, the preparation and furnishing of Issuer Orders, and the obtaining of Issuer Opinions of Counsel and the taking of all other actions necessary with respect to investment and reinvestment of funds in the Collection Account (Section 8.02);

          (22) the preparation or obtaining of any Issuer Orders and Issuer Officer's Certificates and the obtaining of Issuer Opinions of Counsel and Independent Certificates necessary for the release of the Collateral (Sections 8.03 and 8.04);

          (23) the preparation or obtaining of any Issuer Orders and Issuer Officer's Certificates and the obtaining of any Issuer Opinions of Counsel required with respect to the execution of supplemental indentures (Sections
     9.01 and 9.02);


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          (24) if requested by the Trustee or the Issuer, the preparation of new
     Transition Bonds conforming to any supplemental indenture (Section 9.06);

          (25) the preparation and delivery of notices required in connection with any redemption of Transition Bonds (Sections 10.01 and 10.02);.

          (26) the preparation or obtaining of all Issuer Officer's Certificates and the obtaining of all Issuer Opinions of Counsel and Independent Certificates, if necessary, with respect to any requests by the Issuer to the Trustee to take any action under the Indenture (Section 11.01(a));

          (27) the obtaining of evidence that the Rating Agency Condition shall have been satisfied whenever and to the extent required under the Indenture or any other Related Agreement; and

          (28) for so long as any Transition Bonds are listed on the Luxembourg Stock Exchange and the rules and regulations of such exchange so require, the retention of a listing agent, a transfer agent and a paying agent in Luxembourg (Section 3.02(b)).

     (b) The Administrator shall also take all appropriate action that it is the duty of the Issuer to take pursuant to the Underwriting Agreement including without limitation the following matters (references hereinafter in this Section 1.02(b) being to sections of the Underwriting Agreement):

          (1) to the extent not already delivered, the delivery to the Representatives (as defined in the Underwriting Agreement) and counsel for the Underwriters under the Underwriting Agreement (the "Underwriters"), of copies of the Registration Statement (as defined in the Underwriting Agreement) (Section 5(a)(iv));

          (2) so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, the delivery to the Representatives and counsel for the Underwriters of as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request (Section 5(a)(iv));

          (3) to the extent not required to be performed by the Servicer, the preparation and, after execution by the Issuer, the filing with the SEC of reports on Form SR as required by Rule 463 under the Act, and the delivery of such reports on Form SR, as filed with the SEC, to the Representatives (Section 5(a)(iv));

          (4) the preparation and, after execution by the Issuer, the filing of all documents and instruments necessary to qualify the Transition Bonds for sale under the laws of such jurisdictions as the Representatives may designate, and the maintenance of such qualifications in effect so long as required for the distribution of the Transition Bonds, subject to the qualifications, limitations and exceptions set forth in the Underwriting Agreement (Section 5(a)(v));

          (5) the arrangement for the determination of the legality of the Transition Bonds for purchase by institutional investors (Section 5(a)(v));


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          (6) to the extent not already performed by the Servicer, the delivery to the Representatives of the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Issuer or the Trustee pursuant to the Servicing Agreement or the Indenture, subject to the qualifications, limitations and exceptions set forth in the Underwriting Agreement (Section 5(a)(vii));

          (7) so long as any of the Transition Bonds are outstanding, and to the extent not already performed by the Servicer, the delivery to the Representatives of (i) a copy of any filings with the BPU or any other governmental agency or instrumentality relating to the Transition Bonds and
     (ii) from time to time, any information concerning the Issuer to the extent readily available, that the Representatives may reasonably request (Section 5(a)(viii)); and

          (8) to the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(o) of the Underwriting Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Issuer on or after the Closing Date (as defined in the Underwriting Agreement), the delivery of such documents and the taking of such actions (Section 5(a)(ix)).

     Section 1.03 Additional Duties.

     (a) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file, obtain or deliver pursuant to the Related Agreements, and at the request of the Issuer shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5.01, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral and the Related Agreements as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator.

     (b) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator's reasonable opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     Section 1.04 Non-Ministerial Matters.

     (a) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless the Administrator shall have notified the Issuer of the proposed action and the Issuer shall have consented. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

          (1) the amendment of, or any supplement to, the Indenture;


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          (2) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Transition Bond Charge);

          (3) the amendment, change or modification of any of the Related Agreements;

          (4) the appointment of successor Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

          (5) the removal of the Trustee.

     (b) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and hereby agrees that it shall not, take any action that the Issuer directs the Administrator not to take on its behalf.

     Section 1.05 Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Trustee at any time during normal business hours.

                                  ARTICLE II.

                                   Facilities

     Section 2.01 Facilities. During the term of this Agreement, the Administrator shall make available to or provide the Issuer with such facilities as are necessary to conduct the business of the Issuer and to comply with the terms of the Related Agreements. Such facilities shall include office space to serve as the principal place of business of the Issuer. Initially such office space will be located at 800 King Street, Wilmington, Delaware 19899. All facilities provided to the Issuer hereunder shall be provided without warranty of any kind.

                                  ARTICLE III.

                                  Compensation

     Section 3.01 Compensation. As compensation for the performance of the Administrator's obligations under this Agreement, including the provision of facilities pursuant to Section 2.01, the Administrator shall be entitled to an annual fee of $80,000, payable monthly. In addition, the Issuer shall reimburse the Administrator for all filing fees and expenses, legal fees, fees of outside auditors and other out-of-pocket expenses incurred by the Administrator in the course of performing its duties hereunder. The Administrator's compensation and other expenses payable hereunder shall be paid from the Collection Account pursuant to Section 8.02 of the Indenture, and the Administrator shall have no recourse against the Issuer for payment of such amounts other than in accordance with Section 8.02 of the Indenture.


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                                  ARTICLE IV.

                             Additional Information

     Section 4.01 Additional Information To Be Furnished to Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                                   ARTICLE V.

                            Miscellaneous Provisions

     Section 5.01 Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

     Section 5.02 No Joint Venture. Nothing contained in this Agreement shall
(a) constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) be construed to impose any liability as such on any of them or (c) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 5.03 Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer.

     Section 5.04 Term of Agreement; Resignation and Removal of Administrator.

     (a) This Agreement shall continue in force for one year and one day after the retirement of all Transition Bonds issued pursuant to the Indenture.

     (b) Subject to Sections 5.04(e) and 5.04(f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days prior written notice.

     (c) Subject to Sections 5.04(e) and 5.04(f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

     (d) Subject to Sections 5.04(e) and 5.04(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (1) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within


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     ten days (or, if such default is curable but cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

          (2) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (3) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clause (2) or (3) of this Section 5.04(d) shall occur, it shall give written notice thereof to the Issuer and the Trustee within seven days after the happening of such event.

     (e) No resignation or removal of the Administrator pursuant to this Section
5.04 shall be effective until (1) a successor Administrator shall have been appointed by the Issuer and (2) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

     (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     Section 5.05 Action upon Termination, Resignation or Removal. Promptly upon the effective date of the termination of this Agreement pursuant to Section 5.04(a) or the resignation or removal of the Administrator pursuant to Section 5.04(b) or 5.04(c), the Administrator shall be entitled to be paid all fees accruing to it and expenses accrued by it in the performance of its duties hereunder through the date of such termination, resignation or removal, to the extent permitted under Article III. The Administrator shall forthwith upon such termination pursuant to Section 5.04(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 5.04(b), 5.04(c), or 5.04(d), the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 5.06 Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Administration Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail


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(confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, except that notices to the Trustee are effective only upon receipt:

     (a) if to the Issuer, to

             Atlantic City Electric Transition Funding LLC
             P.O. Box 15597
             Wilmington, Delaware  19850-5597
             Facsimile:
             Telephone:  (302) 429-3902

     (b) if to the Administrator, to

             PHI Service Company
             800 King Street
             P.O. Box 231
             Wilmington, Delaware  19899-0231
             Attention:  General Counsel
             Facsimile:  (302) 429-3801

     (c) if to the Trustee, to

             The Bank of New York
             101 Barclay Street
             Floor 8 West
             New York, New York  10286
             Attn:  Asset Backed Securities
             Facsimile:  (212) 815-3883
             Telephone:  (212) 815-2484

or to such other address as any party shall have provided to the other parties in writing.

     Section 5.07 Amendments. This Agreement may be amended in writing by the Administrator and the Issuer upon compliance with the applicable terms of
Section 3.20 of the Indenture. In addition, and without limitation of any such terms:

     (a) promptly after the execution of any such amendment and obtaining of the requisite consents, if any, the Administrator shall furnish written notification of the substance of such amendment to the Trustee and each of the Rating Agencies; and

     (b) prior to its consent to any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that such amendment is authorized or permitted by this Agreement.


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     The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 5.08 Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Trustee and is subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer and the Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer and the Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder and the Rating Agency Condition is satisfied. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 5.09 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Administrator, the Issuer, the Trustee and the Transition Bondholders. The Transition Bondholders shall be entitled to enforce their rights and remedies against the Administrator under this agreement solely in accordance with and subject to the provisions of
Section 5.06 of the Indenture. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Bondable Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein, except for the indemnities specifically provided in Section 5.15. The Persons listed in this Section 5.09 as having the benefit of this Agreement and the Indemnified Persons listed in Section 5.15 shall have rights of enforcement with respect to their respective rights in, to and under this Agreement.

     Section 5.10 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5.11 Headings; References. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement. Other than in Section 1.02, references herein to sections or articles are to the sections or articles of this Agreement.

     Section 5.12 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

     Section 5.13 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition


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or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.14 Nonpetition Covenants. Notwithstanding any prior termination of this Agreement or the Indenture, the Administrator hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture and the payment in full of all of the outstanding Transition Bonds, all other amounts owed under the Indenture (including without limitation any amounts owed to third-party credit enhancers) and all amounts owed by the Issuer under all Hedge Agreements and Interest Rate Swap Agreements, acquiesce in, petition or otherwise invoke or, to the fullest extent permitted by law, cause the Issuer to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer; provided, however, that nothing in this Section 5.14 shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Issuer pursuant to this Agreement.

     Section 5.15 Indemnification. The Administrator shall indemnify the Issuer and the Trustee and their respective officials, officers, directors, managers, employees, consultants, counsel and agents (each an "Indemnified Person") for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, actions, suits, claims, losses, damages, payments, costs or expenses of any kind whatsoever ("Losses") that may be imposed on, incurred by or asserted against any such Person as a result of the Administrator's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement; provided, however, that the Administrator shall not be liable for any Losses resulting from the willful misconduct or gross negligence of such Indemnified Person. The Transition Bondholders shall be entitled to enforce their rights and remedies against the Administrator under this indemnification solely in accordance with and subject to the provisions of Section 5.06 of the Indenture. The Administrator shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the written consent of the Administrator, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Administrator under this Section 5.15, notify the Administrator in writing of such involvement. Failure by an Indemnified Person to so notify the Administrator shall relieve the Administrator from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.15 only to the extent that the Administrator suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.15, the Administrator shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Administrator of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Administrator shall be entitled to appoint counsel of the Administrator's choice at the Administrator's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Administrator under this

Section 5.15 (in which case the Administrator shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Administrator's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Administrator shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Administrator to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Administrator and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Administrator, (iii) the Administrator shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Administrator shall authorize the Indemnified Person to employ separate counsel at the expense of the Administrator. Notwithstanding the foregoing, the Administrator shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Administrator shall not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 5.15 (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. The indemnities contained in this Section 5.15 shall survive the resignation of the Trustee and the termination of this Agreement. Each of the parties hereto acknowledges and agrees that the Trustee shall be a third party beneficiary of the obligations of the Administrator under this
Section 5.15 and shall be entitled to enforce such obligations directly against the Administrator as if the Trustee was a party hereto.

     IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered under seal as of the day and year first above written.

                                           ATLANTIC CITY ELECTRIC TRANSITION
                                           FUNDING LLC, as Issuer

                                           By: /s/ Joseph M. Rigby
                                               ---------------------------------
                                           Name: Joseph M. Rigby
                                                 -------------------------------
                                           Title: President & COO
                                                  ------------------------------


                                           PHI SERVICE COMPANY, as Administrator

                                           By: /s/ Joseph M. Rigby
                                               ---------------------------------
                                           Name: Joseph M. Rigby
                                                 -------------------------------
                                           Title: Senior VP
                                                  ------------------------------